UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017

ZETA ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	000-53057	61-1547850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equity Dynamics Inc.

666 Walnut Street, Suite 2116
Des Moines, Iowa 50309

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (515) 244-5746

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains express or implied forward-looking statements that are based on our management's belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. You should read this Report and the documents that we reference in this Report and have filed with the Securities and Exchange Commission as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. The forward-looking statements in this Report represent our views as of the date of this Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Report.

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Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On March 7, 2017, Zeta Acquisition Corp. II, a Delaware corporation (the “Company,” “we,” “us” or “our”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), with Aerpio Therapeutics, Inc., a corporation incorporated on November 17, 2011, in the State of Delaware (“Aerpio”), and our wholly-owned subsidiary, Aerpio Acquisition Corp., a corporation incorporated in the State of Delaware on March 3, 2017 (the “Acquisition Subsidiary”), as a result of which we will acquire the business of Aerpio and will continue its existing business operations under the name Aerpio Pharmaceuticals, Inc. (See Item 5.07, “Submission of Matters to a Vote of Security Holders,” below.)

Aerpio is a biopharmaceutical company focused on advancing first-in-class treatments for ocular disease.

The Merger Agreement provides that, upon the terms and subject to the conditions therein, the Acquisition Subsidiary will merge with and into Aerpio (the “Merger”), with Aerpio continuing as the surviving corporation and our wholly-owned subsidiary. At the effective time of the Merger (the “Effective Time”), approximately 18,000,000 shares (subject to rounding as provided in the Merger Agreement) of our common stock, par value $0.0001 per share (our “Common Stock”) will be issued to the pre-Merger holders of Aerpio capital stock in exchange for all outstanding shares of Aerpio stock (including shares of vested and unvested restricted common stock and common stock issued upon conversion immediately prior to the Effective Time of certain convertible notes of Aerpio). The Merger Agreement also provides that, at the Effective Time, we will assume all outstanding Aerpio stock options, whether vested or unvested, and convert them into options to purchase shares of our Common Stock. In addition, the Merger Agreement provides that, immediately following the closing of the Merger, Aerpio will undergo a conversion into a Delaware limited liability company by the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Conversion”), and that immediately following the Conversion, the pre-Merger stockholders of the Company will surrender for cancellation 4,000,000 of the 5,000,000 shares of Common Stock then held by them (the “Cancellation”). Further, in connection with the closing of the proposed Merger, current stockholders of the Company will sell 1,000,000 of their shares of common stock to third parties.

The Merger Agreement contemplates that the issuance of shares of our Common Stock, and options to purchase our Common Stock, to holders of Aerpio’s capital stock and options in connection with the Merger will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering, and Regulation D under that section, and that these securities, when issued, may not be offered or sold in the United States absent such registration or an applicable exemption from such registration requirements, and will be subject to further contractual restrictions on transfer as described in the Merger Agreement.

The Merger Agreement provides that at the Effective Time, our current directors and officers, John Pappajohn and Matthew P. Kinley, will resign as directors and from all offices they hold, and that our Board of Directors will consist of eight members: Joseph Gardner, Muneer Satter, Paul Weiss, Caley Castelein, Anupam Dalal, Steven Prelack, Chau Khuong and Pravin Dugel, and that Joseph Gardner will be appointed by our Board of Directors as our President and Chief Executive Officer, James Murphy as our Interim Chief Financial Officer, Kevin G. Peters as our Chief Scientific Officer, and Steve Pakola as our Chief Medical Officer.

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The Merger would be treated as a recapitalization and reverse acquisition for our company for financial reporting purposes. Aerpio would be considered the acquirer for accounting purposes, and our historical financial statements before the Merger would be replaced with the historical financial statements of Aerpio before the Merger in future filings with the SEC. The Merger and the Conversion are intended to be treated as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

The Merger, the Merger Agreement and the transactions contemplated thereby have been unanimously approved by the boards of directors of each of the Company, Aerpio and the Acquisition Subsidiary by written consent in lieu of a meeting, and by written consent of the Company, as sole stockholder of the Acquisition Subsidiary.

Aerpio stockholders holding shares of Aerpio stock representing at least 60% of the votes represented by the outstanding shares of Aerpio stock entitled to vote on the Merger must approve the Merger as a condition to closing. Consummation of the Merger is subject to other customary conditions precedent, including, among others, the absence of any material adverse changes with respect to Aerpio’s business and the Company’s business, as applicable. There can be no assurance that any of such conditions will be satisfied and therefore that the Merger will be completed. If the merger is not completed, we will continue our existing business, which is to investigate and, if such investigation warrants, acquire a target company or business.

The Merger Agreement will automatically be terminated if the closing of the Merger shall not have occurred by March 24, 2017; and it may be terminated by Aerpio, the Company or the Acquisition Subsidiary under certain specified circumstances.

All descriptions of the Merger Agreement herein are qualified in their entirety by reference to the text thereof filed as Exhibit 2.1 hereto, which is incorporated herein by reference. The Merger Agreement governs the contractual rights between the parties in relation to the Merger and related transactions and contains customary representations and warranties and pre- and post-closing covenants of each party. The Merger Agreement is not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company, Aerpio or the Acquisition Subsidiary. The Merger Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide investors with information regarding the terms and conditions of the Merger Agreement, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Merger, is not intended to provide any other factual information regarding the Company or Aerpio or the actual conduct of their respective businesses during the pendency of the Merger Agreement, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the Securities Exchange Commission (the “SEC”). The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances under which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and of allocating risk between the parties, rather than establishing matters as facts. These representations, warranties and covenants were made as of specific dates and only for purposes of the Merger Agreement, not for the benefit of any investors, and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Merger Agreement. The parties reserve the right to, but are not obligated to amend or revise the Merger Agreement. Accordingly, investors should not rely on representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

This current report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 3, 2017, our Board of Directors unanimously approved and authorized, by written consent in lieu of a meeting:

●	the change of the name of the Company from “Zeta Acquisition Corp. II” to “Aerpio Pharmaceuticals, Inc.” (the “Name Change”) and the filing of a Certificate of Amendment to our Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware, implementing the Name Change, immediately prior to the consummation of the Merger, and

●	the adoption of an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to, among other things, increase the authorized capital stock of the Company from 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share, to 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share.

On March 10, 2017, holders owning in the aggregate 80% of the outstanding shares of Common Stock of the Company approved the Restated Certificate by written consent in lieu of a meeting, to be effective on the date that is 20 days after the mailing of a definitive Schedule 14C information statement to our pre-Merger stockholders in accordance with Regulation 14C under the Securities Exchange Act of 1934, as amended. Under the Delaware General Corporate Law, no approval of the Company’s stockholders is required in order to effectuate the Name Change.

In connection with the contemplated Merger, on March 3, 2017, our Board of Directors unanimously adopted by written consent in lieu of a meeting, and on March 10, 2017, holders owning in the aggregate 80% percent of our outstanding Common Stock approved by written consent in lieu of a meeting, a 2017 Stock Option and Incentive Plan (the “2017 Plan”) and an Employee Stock Purchase Plan (the “ESPP”), each to become effective on the date that is 20 days after the mailing of a definitive Schedule 14C information statement to our pre-Merger stockholders in accordance with Regulation 14C. The 2017 Plan provides for the issuance of incentive awards for up to 4,600,000 shares of our Common Stock (less the number of shares subject to issued and outstanding Aerpio options that were assumed in the Merger) to officers, employees, consultants and directors. The 2017 Plan also provides that the number of shares reserved for issuance thereunder will be increased annually on the first day of each year beginning in 2018 by 4% of the shares of our Common Stock outstanding on the last day of the immediately preceding year or such smaller increase as determined by our Board of Directors. The ESPP provides for the issuance of up to 300,000 shares of our Common Stock for purchases by participating employees at a discount to the prevailing market price. It also provides that the number of shares reserved for issuance thereunder will be increased annually on the first day of each year beginning in 2018 by 1% of the shares of our Common Stock outstanding on the last day of the immediately preceding year or such smaller increase as will be determined by our Board of Directors.

The Company intends to prepare and file preliminary and definitive Schedule 14C information statements with the SEC regarding adoption of the Restated Certificate and adoption of the 2017 Plan and the ESPP promptly following the consummation of the Merger.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of March 7, 2017, by and among the Company, Acquisition Subsidiary, and Aerpio Therapeutics, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2017	ZETA ACQUISITION CORP. II.

	By:	/s/ Matthew P. Kinley
	Name:	Matthew P. Kinley
	Title:	Secretary, Chief Financial Officer (Principal Financial Officer)

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